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                                                                 EXHIBIT 23(a)

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Cardinal Health, Inc. on Form S-8 filed as Post Effective Amendment No. 1 to Form S-4 Registration Statement No. 333-21631 of our report dated August 13, 1996, appearing in the Annual Report on Form 10-K of Cardinal Health, Inc.
for the year ended June 30, 1996.

/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP

Columbus, Ohio
March 18, 1997




















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